FRONT
NUMBER                                                  SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS                 CUSIP 653738 10 4
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                        NICHOLAS LIMITED EDITION, INC.

This certifies that                                    is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK, PAR VALUE $.01 PER
               SHARE OF THE NICHOLAS LIMITED EDITION, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned by the Transfer Agent WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/S/ Thomas J. Saeger   NICHOLAS LIMITED EDITION, INC   /S/ Albert O. Nicholas
    ------------------           CORPORATE SEAL            ------------------
    Thomas J. Saeger               MARYLAND                Albert O. Nicholas
           Secretary                                                President

Dated:

COUNTERSIGNED:
                FIRSTAR TRUST CO. (Milwaukee)
BY                           TRANSFER AGENT

---------------------------------------------
                        Authorized Signature

BACK

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations.
        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common
        UNIF GIFT MIN ACT - ___________________ Custodian _________________
                                (Cust)                      (Minor)
                            under Uniform Gifts to Minors Act _____________
                                                                State
                Additional abbreviations may also be used though not in the above list.

                          TRANSFER FORM
   COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

   For value received ________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR
   OTHER IDENTIFYING NUMBER OF ASSIGNED ___________________________________
   ____________________________________ Please print or typewrite name and address
                                        ___________________________________

                                        ___________________________________

                                        ___________________________________

of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint __________________________ attorney to transfer the same on the books of the within-named corporation, with full power of substitution in the premises.

Dated ________________________________________________

SIGNATURE GUARANTEE BY:

__________________________________________ ________________________________
                                                 SIGNATURE(S)

Signature guarantee must be made by a      NOTICE: the signature(s) to this
member or a member organization of the     assignment must correspond with
New York Stock Exchange, or by a           the name as written upon the face
commercial bank (not a savings bank),      of the certificate in every
or by a trust company.                     particular, without alteration or
                                           enlargement or any change whatever.

                          ---------------------

                             REDEMPTION FORM
              COMPLETE THIS FORM ONLY WHEN REDEEMING SHARES

     The undersigned hereby tenders the written certificate properly endorsed in blank or in favor of the corporation with any requisite guarantee of signature and supporting papers and requests the redemption of ___________________________________________________(______________) shares of capital stock represented by the within certificate in accordance with the terms of the articles of incorporation of the corporation.

Dated: ____________________________

SIGNATURE GUARANTEE BY:

__________________________________________ ________________________________
                                                 SIGNATURE(S)

Signature guarantee must be made by a      NOTICE: the signature(s) to this
member or a member organization of the     assignment must correspond with
New York Stock Exchange, or by a           the name as written upon the face
commercial bank (not a savings bank),      of the certificate in every
or by a trust company.                     particular, without alteration or
                                           enlargement or any change whatever.

                                          ---------------------------------

                                          ---------------------------------
                                                     Address